SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2021 (May 19, 2021)

AURORA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40143	N/A
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation or organization)	Number)	Identification No.)

20 North Audly Street
London W1K 6LX
United Kingdom	W1K 6LX
(Address of principal executive offices)	(Zip Code)

+44 (0)20 3931 9785

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-qurter of one redeemable warrant	AURC	The NASDAQ Stock Market LLC
Class A Ordinary Shares included as part of the units	AURCS	The NASDAQ Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	AURCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Securities and Exchange Commission (the “SEC”) released a public statement (the “Public Statement”) on accounting and reporting considerations for warrants issued by special purpose acquisition companies (“SPACs”). The SEC’s Public Statement discussed “certain features of warrants issued in SPAC transactions” that “may be common across many entities.” The Public Statement indicated that when one or more of such features is included in a warrant, the warrant “should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings.”

On May 19, 2021, Aurora Acquisition Corp. (the “Company”, we”, “our” or “us”) determined that the Company incorrectly classified the public warrants and private placement warrants issued in connection with the Company’s initial public offering (the “Warrants”) as equity instruments in the previously issued financial statements as of March 8, 2021 included in the Company’s current report on Form 8-K filed with the SEC on March 10, 2021 (the “ Original Financial Statements”). As a result, the Warrants should be recorded as liabilities on the balance sheet and measured at fair value at inception and on a recurring basis in accordance with ASC 820, Fair Value Measurement, with changes in fair value recognized in the statement of operations.

The Company’s accounting for the Warrants as components of equity instead of as derivative liabilities did not have any effect on the Company’s previously reported investments held in trust, operating expenses, cash flows or cash.

As a result, on May 19, 2021, after discussion with Marcum LLP, the Company’s independent registered public accounting firm, the Company’s audit committee and board of directors concluded that the Original Financial Statements should no longer be relied upon and are to be restated in order to correct the classification error as well as the fair value re-measurements, and align with the SEC’s Public Statement. Accordingly, the Company will disclose the impact of such restatements on its Original Financial Statements in its Quarterly Report on Form 10-Q, which the Company will file with the SEC as soon as practicable.

The Company will restate the Original Financial Statements in its Quarterly Report on Form 10-Q for the period ended March 31, 2021 to reflect the Warrants as derivative liabilities and will continue to do so in its future financial statements.

The Company’s audit committee has discussed the matters disclosed in this Item 4.02(a) with the Company’s independent registered public accounting firm, Marcum LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2021	AURORA ACQUISITION CORP.

	By:	/s/ Arnaud Massenet
Name: Arnaud Massenet
Title: Chief Executive Officer